UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2021

GREAT SOUTHERN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (417) 887-4400

Not Applicable

(Former name or former address, if changed
since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GSBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01  Regulation FD Disclosure.

Set forth below is presentation material of Great Southern Bancorp, Inc., the holding company for Great Southern Bank.

June 30, 2021

Portfolio Diversification Legacy Loans 6.30.21 $4,226,135 $4,302,904 3.31.21 *Includes Home Equity Loans of $110,541 Includes Home Equity Loans of $109,171 2 [in thousands]

Portfolio Diversification Acquired Loans 6.30.21 $85,267 $93,248 3.31.21 Team Bank, Vantus Bank, Sun Security Bank, InterSavings Bank, and Valley *Includes Home Equity Loans of $4,235 Team Bank, Vantus Bank, Sun Security Bank, InterSavings Bank, and Valley *Includes Home Equity Loans of $4,917 3 [in thousands]

Portfolio by Region Legacy Loans 6.30.21 $4,226,135 $4,302,904 3.31.21 4 [in thousands]

Portfolio by Region Acquired Loans 6.30.21 $85,267 $93,248 3.31.21 5 [in thousands] Team Bank, Vantus Bank, Sun Security Bank, InterSavings Bank, and Valley Team Bank, Vantus Bank, Sun Security Bank, InterSavings Bank, and Valley

Commercial Real Estate Legacy Loans 6.30.21 $1,558,419 $1,546,048 3.31.21 6 [in thousands]

Commercial Real Estate by Region Legacy Loans 6.30.21 $1,546,048 3.31.21 7 [in thousands] $1,558,419

Construction & Land Development Legacy Loans 6.30.21 $522,171 $555,843 3.31.21 8 [in thousands]

Construction & Land Development by Region Legacy Loans 6.30.21 $555,843 9 [in thousands] $522,171 3.31.21

Multi Family Real Estate by Region Legacy Loans 6.30.21 $1,013,045 $1,026,840 3.31.21 10 [in thousands] Average credit size is $3,911,370 Average credit size is $3,831,491

Multi Family Real Estate by LTV Legacy Loans 6.30.21 $1,013,045 $1,026,840 3.31.21 11 [in thousands]

NonPerforming by Type Legacy Loans 6.30.21 $5,386 $5,970 3.31.21 12 [in thousands] *Includes Home Equity Loans of $379 *Includes Home Equity Loans of $311

NonPerforming by Region Legacy Loans 6.30.21 $5,386 $5,970 3.31.21 13 [in thousands]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date: July 21, 2021	By:	/s/ Joseph W. Turner
Joseph W. Turner, President and Chief Executive Officer